UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2026

CATALYST CREW TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-52543	26-3670551
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

AV Romulo Gallegos Con Avenida Las Palmas,

Edif Torre Gerencial Los Andes,

Piso 4 Oficina 4-D, Urb Boleita, Caracas,

Miranda, Zona Postal 1071

(Address of principal executive offices, including zip code.)

1 (787) 476-2350

(Telephone number, including area code)

30 North Gould Street, Suite R

Sheridan, WY 82801

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Catalyst Crew Technologies Corp.

Form 8-K

Current Report

Introductory Note

This Current Report on Form 8-K is being filed in connection with a change in control of Catalyst Crew Technologies Corp., a Nevada corporation (the “Company”), and the completion of the acquisition of certain assets relating to an artificial intelligence-based healthcare analytics platform and technology-enabled medical services platform.

As a result of the transactions described in this report, the Company has transitioned from its prior business focus and intends to operate as a digital health technology company integrating artificial intelligence-driven healthcare analytics, telehealth infrastructure, and hybrid home-based medical services.

In connection with this change in business direction, the Company intends to prepare and file the appropriate corporate action documentation with the Nevada Secretary of State and the Financial Industry Regulatory Authority (“FINRA”) to effect a change of the Company’s corporate name and to request a corresponding change to its trading symbol. Any such name and symbol change will be subject to approval by the Company’s Board of Directors, the filing and effectiveness of an amendment to the Company’s Articles of Incorporation, and review and processing by FINRA. There can be no assurance as to the timing or approval of such corporate actions.

As described below, the Company was previously a shell company as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, and, as a result of the asset acquisition described herein, is no longer a shell company. Accordingly, the Company is providing the information required by Form 10 in this Current Report on Form 8-K, see Item 5.06 below.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts and generally relate to future events, future financial performance, anticipated business strategy, projected growth, future regulatory approvals, market opportunities, anticipated commercialization efforts, or other future developments.

Forward-looking statements in this report include, but are not limited to, statements regarding the Company’s intended business strategy, development and commercialization of its artificial intelligence healthcare analytics platform and telehealth infrastructure, anticipated regulatory compliance efforts, geographic expansion plans, expected market opportunities, potential revenue models, intellectual property protection strategies, and capital raising plans.

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These forward-looking statements are based on current expectations, estimates, and assumptions and are subject to a number of known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to:

•	The Company’s limited operating history and lack of revenue;
•	The need for additional capital to fund operations;
•	Risks related to regulatory approval and compliance;
•	The performance and validation of artificial intelligence models;
•	Market acceptance of the Company’s products and services;
•	Competition in the digital health and telehealth industries;
•	Intellectual property protection limitations;
•	Data privacy and cybersecurity risks;
•	Risks associated with international expansion.

Forward-looking statements speak only as of the date of this report. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

Item 1.01 – Entry into a Material Definitive Agreement

On February 17, 2026, Catalyst Crew Technologies Corp., a Nevada corporation (the “Company”), entered into an Asset Purchase Agreement (the “APA”) with Kevin Rodan Levy (the “Seller”). Pursuant to the APA, the Company agreed to acquire certain assets relating to (i) an artificial intelligence-enabled healthcare analytics system (the “AI Healthcare Platform”) and (ii) a technology-enabled healthcare services coordination platform (the “Healthcare Services Platform”), together with related intellectual property (collectively, the “Acquired Assets”). As consideration for the acquisition of the Acquired Assets, the Company agreed to issue to the Seller Twelve Million (12,000,000) shares of the Company’s restricted common stock, par value $0.0001 per share (the “Purchase Shares”). The Purchase Shares were issued at par value and are subject to restrictions under the Securities Act of 1933, as amended (the “Securities Act”).

The APA provides that the Company will not assume any liabilities of the Seller or the Acquired Assets. The Seller made customary representations and warranties regarding ownership of the acquired assets, absence of liens, and authority to enter into the transaction. The Company made customary representations regarding its organization, authority, and the valid issuance of the Purchase Shares.

The APA was approved by the Company’s Board of Directors. The transaction contemplated by the APA constitutes a related-party transaction, as Dr. Levy is the Company’s sole director and executive officer.

The foregoing description of the APA does not purport to be complete and is qualified in its entirety by reference to the APA, which is filed as an exhibit to this Current Report on Form 8-K.

Item 2.01 – Completion of Acquisition or Disposition of Assets

Catalyst Crew Technologies Corp., a Nevada corporation (the “Company”), completed the acquisition of certain assets (the “Acquired Assets”) from Kevin Rodan Levy (the “Seller”) pursuant to that certain Asset Purchase Agreement dated February 17, 2026 (the “APA”). The Acquired Assets consist primarily of intellectual property and related intangible assets associated with (i) an artificial intelligence-enabled healthcare analytics system (the “AI Healthcare Platform”) and (ii) a technology-enabled healthcare services coordination platform (the “Healthcare Services Platform”), together with related intellectual property (collectively, the “Acquired Assets”). As consideration for the Acquired Assets, the Company issued to the Seller Twelve Million (12,000,000) shares of the Company’s restricted common stock, par value $0.0001 per share. The shares were issued in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof. The Company did not assume any liabilities in connection with the acquisition.

The acquisition of the Acquired Assets represents a material transaction for the Company and results in a change in the Company’s business focus from that previously disclosed. Following the transaction, the Company intends to operate as a digital health and artificial intelligence-enabled healthcare analytics company.

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Because the acquisition resulted in a change in the Company’s business and the Company was previously a shell company as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended, the Company is providing the information required by Form 10 in this Current Report on Form 8-K.

The foregoing description of the acquisition is qualified in its entirety by reference to the APA, which is filed as an exhibit to this Current Report on Form 8-K.

Item 3.02 – Unregistered Sales of Equity Securities

On February 17, 2026, in connection with the acquisition of certain assets pursuant to the Asset Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K, the Company issued Twelve Million (12,000,000) shares of its restricted common stock, par value $0.0001 per share, to Kevin Rodan Levy. The shares were issued as consideration for the acquisition of the Acquired Assets, including intellectual property and related assets associated with  (i) an artificial intelligence-enabled healthcare analytics system (the “AI Healthcare Platform”) and (ii) a technology-enabled healthcare services coordination platform (the “Healthcare Services Platform”), together with related intellectual property (collectively, the “Acquired Assets”).

The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The shares were issued in a private transaction to a single accredited investor who had access to information about the Company and were not issued through any general solicitation or advertising.

The shares are restricted securities and may not be offered or sold absent registration under the Securities Act or an applicable exemption therefrom. The certificates evidencing the shares bear a customary restrictive legend.

Following the issuance of the 12,000,000 shares described above, the Company has 56,296,895 shares of common stock issued and outstanding.

Item 5.01 – Changes in Control of Registrant

On February 17, 2026, Kevin Rodan Levy (the “Purchaser”) acquired 28,000,000 shares of the Company’s common stock from Andrew Gaudet (the “Seller”) pursuant to that certain Affiliate Stock Purchase Agreement dated February 17, 2026.

The aggregate purchase price paid by the Purchaser for the shares was $10,000 in cash. The source of funds used for the purchase was the Purchaser’s personal funds.

Prior to the transaction, Mr. Gaudet was the Company’s majority shareholder. As a result of the transaction, Dr. Levy became the Company’s majority shareholder.

Immediately following the stock purchase transaction and the issuance of 12,000,000 shares of common stock to Dr. Levy pursuant to the Asset Purchase Agreement described in Item 1.01 above, Dr. Levy beneficially owns approximately 40,000,000 shares of the Company’s common stock, representing approximately 71.1% of the Company’s issued and outstanding shares.

There are no arrangements or understandings between Dr. Levy and any other person with respect to the election of directors or other matters.

The stock purchase transaction resulted in a change in control of the Company.

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Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

Effective February 17, 2026, in connection with the change in control described in Item 5.01 above, the following individuals resigned from their positions with the Company:

•	Andrew Gaudet resigned as Director and Chief Operating Officer;
•	Waqas Nakhwa resigned as Chairman, Chief Executive Officer, Chief Financial Officer, President, Secretary, and Director;
•	Navneet B. Tayal resigned as Director; and
•	Vineet Jawa resigned as Director.

The resignations were not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

Effective February 17, 2026, Kevin Rodan Levy was appointed as the Company’s sole Director, on the same day Dr. Levy was also appointed as Chief Executive Officer, President, Chief Financial Officer, Secretary, and Treasurer of the Company. There are no arrangements or understandings between Dr. Levy and any other person pursuant to which he was selected as a director or officer.

There are no family relationships between Dr. Levy and any director or executive officer of the Company. There are no related-party transactions between Dr. Levy and the Company required to be disclosed under Item 404(a) of Regulation S-K, except as described in Items 1.01, 2.01, and 3.02 of this Current Report on Form 8-K.

Biographical information for Dr. Levy is set forth under the section entitled “Directors and Executive Officers” included in the Form 10 information contained in this Current Report on Form 8-K.

Item 5.06 – Change in Shell Company Status

As previously reported, the Company was a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result of the completion of the acquisition of the assets described in Item 2.01 of this Current Report on Form 8-K, the Company is no longer a shell company.

Pursuant to Item 5.06 of Form 8-K, the Company is providing the information that would be required if the Company were filing a general form for registration of securities on Form 10 under the Exchange Act. The information set forth below is intended to satisfy this requirement.

FORM 10 INFORMATION

BUSINESS

Overview

Catalyst Crew Technologies Corp. (the “Company”) is a development-stage digital health technology company focused on the design and intended commercialization of artificial intelligence-driven healthcare analytics solutions and technology-enabled medical service platforms. Following the completion of the asset acquisition described in Item 2.01 of this Current Report on Form 8-K, the Company’s operations consist of an (i) an artificial intelligence-enabled healthcare analytics system (the “AI Healthcare Platform”) and (ii) a technology-enabled healthcare services coordination platform (the “Healthcare Services Platform”).

The Company intends to position itself as an integrated digital health platform combining data analytics, telehealth infrastructure, and coordinated hybrid home-based medical services. The Company has not generated revenue to date and remains in the development and pre-commercialization stage.

Artificial Intelligence Healthcare Analytics Platform

The Company’s artificial intelligence healthcare analytics platform is designed as a modular, multi-specialty clinical decision-support system intended to assist healthcare providers through predictive analytics, medical imaging interpretation support, risk modeling, and workflow optimization tools. The platform incorporates machine learning techniques, statistical modeling methodologies, and internally developed analytical frameworks and methodologies, certain aspects of which are the subject of issued patents in Venezuela.

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The system is designed to ingest and analyze structured and unstructured healthcare data, including clinical histories, laboratory results, diagnostic imaging, physiological signals, and related datasets, where available. The architecture is intended to support predictive risk modeling, disease progression forecasting, imaging-based anomaly detection, and structured clinical decision-support outputs. The platform is designed to operate as a decision-support tool and is not intended to replace licensed medical judgment.

The Company’s AI system is structured around a scalable, modular architecture consisting of a data ingestion layer, a model processing layer, an analytical output layer, and an interface layer designed for integration with healthcare provider workflows. The Company intends to pursue interoperability with electronic health record systems and telehealth platforms through application programming interfaces, subject to technical feasibility and regulatory considerations.

Disease-Focused Modules

The Company’s artificial intelligence platform includes disease-focused analytical modules currently under development.

CardioAI is intended to support cardiovascular risk assessment and predictive modeling. Its proposed capabilities include heart failure risk modeling, arrhythmia detection algorithms, coronary artery disease risk scoring, and AI-assisted ECG and echocardiogram analysis. CardioAI is designed to combine clinical parameters and diagnostic imaging inputs to generate structured outputs for clinical review.

PulmoAI is intended to provide pulmonary-focused analytics, including early lung anomaly detection modeling, chronic obstructive pulmonary disease progression forecasting, and imaging analysis relating to pneumonia and pulmonary fibrosis. The system is designed to analyze imaging data and clinical indicators to assist providers in identifying potential pulmonary risk patterns.

NeuroAI is intended to support neurological analytics, including early stroke detection modeling, Alzheimer’s disease progression modeling, brain MRI anomaly detection, and seizure risk modeling. NeuroAI is designed to integrate imaging and clinical datasets to assist healthcare professionals in identifying potential neurological risk indicators.

All AI modules remain in development. The Company has not obtained regulatory clearance for any diagnostic claims and has not completed clinical validation studies.

Certain aspects of the Company’s artificial intelligence architecture and disease-focused modules are the subject of issued patents in the Bolivarian Republic of Venezuela, as further described under “Intellectual Property” below. These patents relate to specific system configurations and analytical methodologies underlying the Company’s platform.

Telehealth and Hybrid Medical Services Platform

In addition to its artificial intelligence analytics platform, the Company is developing a technology-enabled healthcare delivery infrastructure intended to integrate telehealth services with coordinated in-person medical care. The Company’s model is designed as a hybrid care coordination framework that combines digital telemedicine capabilities, centralized care management tools, and technology-supported home-based service coordination.

The Company’s objective is to create an integrated digital health environment in which virtual consultations, patient data analytics, and in-person care coordination operate within a unified system. The platform is intended to facilitate continuity of care by linking patient intake, consultation, risk stratification, follow-up management, and service coordination within a single technological framework.

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Digital Telehealth Infrastructure

The telehealth component under development is designed to function as a secure digital interface between patients and healthcare providers. The system architecture contemplates:

•	Encrypted virtual consultation capabilities;
•	Digital patient registration and intake workflows;
•	Appointment scheduling and provider matching systems;
•	Secure documentation and communication interfaces;
•	Integration with analytical dashboards generated by the Company’s AI modules.

The telehealth layer is intended to support primary care consultations, follow-up appointments, care plan management, and coordinated referrals. The Company intends for the telehealth infrastructure to serve as the primary digital access point for patient interaction and clinical coordination.

The Company also intends for the system to be adaptable to varying regulatory requirements across jurisdictions, including data residency and telemedicine compliance rules. As of the date of this report, the telehealth infrastructure remains in development and has not been commercially deployed.

Hybrid Care Coordination Framework

The Company’s broader hybrid model contemplates the structured coordination of in-person healthcare services delivered in residential or community settings. Rather than directly employing large medical staffs, the Company anticipates establishing contractual or strategic relationships with licensed healthcare providers and service organizations in jurisdictions where operations are initiated.

The hybrid model is intended to support:

•	Coordination of primary care visits in residential settings;
•	Diagnostic testing facilitation;
•	Chronic disease monitoring programs;
•	Post-discharge follow-up coordination;
•	Care continuity support for high-risk patients.

The Company’s role is intended to focus on technology infrastructure, coordination logistics, data analytics, and digital workflow management, rather than direct medical practice. Any future in-person services will require compliance with applicable healthcare regulations, professional licensing frameworks, and local operational standards.

Integrated Analytics and Care Management

The Company intends to integrate its artificial intelligence modules with the telehealth and hybrid coordination infrastructure to enhance clinical workflow and care prioritization. The integrated model is designed to support:

•	Risk-based triage prioritization;
•	Predictive monitoring of high-risk patients;
•	Structured follow-up scheduling recommendations;
•	Clinical workflow optimization tools;
•	Data-driven reporting for providers.

The AI modules are intended to generate decision-support outputs that may inform telehealth consultations and care coordination planning. The system is not intended to provide autonomous diagnosis or treatment recommendations.

Scalability and Deployment Strategy

The Company intends to pursue phased deployment of its telehealth and hybrid infrastructure. Initial efforts may focus on limited pilot programs, strategic provider partnerships, and targeted geographic markets where digital health adoption and regulatory frameworks support technology-enabled care coordination.

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Scalability of the model will depend on successful integration of digital infrastructure, provider partnerships, regulatory compliance, and capital availability. The Company anticipates that operational deployment will require investment in technical development, data security infrastructure, customer acquisition, and regulatory compliance systems.

Geographic Strategy

The Company intends to focus its initial operational development efforts in Latin America, a region characterized by expanding digital health adoption, increasing mobile connectivity, growing private healthcare expenditures, and structural inefficiencies in access to care. The Company’s current patent protection is limited to Venezuela, and expansion into additional jurisdictions may require further intellectual property filings or reliance on trade secret protections.

However, the Company believes that selected Latin American markets present opportunities for technology-enabled healthcare solutions, particularly in urban centers where digital infrastructure is expanding and healthcare access challenges persist. The Company intends to pursue a phased geographic expansion strategy that may include pilot deployments, strategic partnerships with local healthcare providers, regulatory evaluation initiatives, and staged operational rollouts.

Colombia has been identified as a prospective initial expansion market due to its growing private healthcare sector, increasing telemedicine adoption, supportive digital health initiatives, and infrastructure readiness. The Company has not commenced operations in Colombia and has not secured regulatory approvals required to initiate medical services in that jurisdiction.

The Company may also seek expansion into additional international markets, including other South American countries, subject to regulatory approval, capital availability, and operational readiness.

Revenue Model and Commercialization Strategy

The Company intends to pursue a diversified revenue model centered on software licensing, digital platform access, and coordinated healthcare service infrastructure. The Company has not generated revenue and has not entered into any binding commercial agreements.

The Company anticipates commercializing its AI platform through subscription-based licensing arrangements with healthcare providers, clinics, hospital systems, and healthcare networks. Licensing structures may include recurring subscription fees, enterprise licensing agreements, and tiered feature-based access models. The Company’s AI modules may be offered individually or as part of an integrated platform solution.

The Company may also implement usage-based pricing models for telehealth infrastructure and analytics access, potentially including per-consultation platform fees, per-analysis charges, and API-based enterprise access fees.

If regulatory approvals and operational infrastructure are obtained, the Company may generate revenue from coordination fees associated with telehealth consultations and hybrid care services. Such revenue may include service coordination fees, subscription access arrangements, or partnership-based revenue-sharing structures.

Commercial deployment will require completion of platform development, regulatory compliance where applicable, strategic partnerships, marketing efforts, and additional capital investment.

Competition

The digital health, artificial intelligence healthcare analytics, and telehealth industries are highly competitive and rapidly evolving. The Company competes across multiple segments, including AI-based clinical decision-support systems, imaging analytics software, predictive health platforms, telehealth infrastructure providers, and integrated digital health platforms.

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Many competitors possess significantly greater financial resources, longer operating histories, regulatory approvals, clinical validation data, established provider networks, and brand recognition. In the AI healthcare analytics market, competitors often maintain large proprietary datasets and established distribution channels with hospital systems.

In telehealth and digital care infrastructure, competitors include established virtual care platforms, healthcare IT vendors, electronic health record providers expanding into analytics, and global technology companies entering the healthcare space. The Company’s limited operating history, lack of revenue, absence of clinical validation, and limited capital resources may place it at a competitive disadvantage.

In Latin America and other potential expansion markets, the Company may face competition from local telemedicine providers, regional healthcare technology startups, international digital health companies, and government-supported healthcare initiatives.

Intellectual Property

The Company owns certain intellectual property relating to its artificial intelligence healthcare analytics platform, including issued patents in the Bolivarian Republic of Venezuela registered with the Autonomous Service of Intellectual Property (SAPI).

The Company’s issued Venezuelan patents include:

•	VEN-SAPI-2025-005287 (CardioAI)
•	VEN-SAPI-2025-009419 (PulmoAI)
•	VEN-SAPI-2024-033782 (NeuroAI)

These patents relate to artificial intelligence systems for predictive analysis of cardiovascular, pulmonary, and neurological diseases. The Company’s patent protection is currently limited to Venezuela. The Company does not currently hold issued patents in the United States or other jurisdictions. There can be no assurance that these patents will provide meaningful competitive protection or that equivalent protection will be obtained in other jurisdictions.

Additionally, the Company’s intellectual property consists primarily of proprietary software code, machine learning models, analytical methodologies, trade secrets, and related documentation acquired pursuant to the Asset Purchase Agreement and Intellectual Property Assignment Agreement.

The Company’s intellectual property portfolio includes source code underlying its AI platform, model architectures, training configurations, analytical frameworks, technical documentation, and related trade secrets.

The Company may incorporate open-source software components into its platform architecture. Compliance with open-source licensing requirements is intended to be managed through internal review procedures; however, such use may impose restrictions on commercialization.

Regulation

The healthcare, telehealth, and healthcare analytics industries are subject to extensive regulation in the jurisdictions in which services are provided. Regulatory requirements may include healthcare provider licensing, telemedicine compliance, patient data protection laws, consumer protection statutes, and, in certain cases, oversight applicable to software classified as a medical device.

Because the Company intends to pursue development and potential commercialization in selected international markets, including Latin America, it may be subject to additional foreign regulatory regimes governing healthcare delivery, telemedicine, cross-border data transfer, and digital health technologies. Regulatory requirements vary by jurisdiction and may require corporate registration, professional licensing arrangements, healthcare facility approvals, and data privacy compliance.

Certain artificial intelligence modules under development may be subject to regulatory review if they are deemed to constitute medical device software under applicable law. The Company has not initiated regulatory approval processes in any jurisdiction and has not obtained regulatory clearances for its platform.

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Compliance with applicable healthcare, telemedicine, and data protection laws may require significant time and expense. There can be no assurance that required approvals will be obtained on acceptable terms or at all.

Employees

As of the date of this report, the Company has no employees. Operations are currently managed by its sole officer and director.

Development Stage Status

The Company is in the development stage. It has not generated revenue and has incurred operating expenses related to corporate maintenance and development activities.

The Company will require additional capital to execute its business plan.

RISK FACTORS

An investment in our securities involves a high degree of risk. You should carefully consider the following risk factors, together with all other information contained in this report, before making an investment decision. If any of the following risks occur, our business, financial condition, results of operations, and prospects could be materially adversely affected.

We are a development-stage company with no operating history and no revenue.

We have not generated revenue from our current business operations. Our artificial intelligence platform and telehealth and care coordination infrastructure remain in development and pre-commercialization stages. We have no established customer base, no executed commercial contracts, and limited operating history upon which investors may evaluate our prospects. Our future success will depend upon our ability to complete development, obtain regulatory approvals where required, attract customers, and generate sustainable revenue, none of which can be assured.

We will require substantial additional capital.

We currently have limited financial resources and no recurring revenue. Implementation of our business plan will require significant capital for continued software development, regulatory compliance efforts, infrastructure deployment, cybersecurity protections, marketing, and potential international expansion. We may be unable to obtain additional financing on acceptable terms, or at all. If adequate capital is not available, we may be required to delay, reduce, or cease operations.

There is substantial doubt about our ability to continue as a going concern.

Because we have not generated revenue and depend on future capital raises to sustain operations, our independent auditors may include a going concern qualification in future audit reports. Such qualification could negatively impact investor confidence and our ability to obtain financing.

Our business model may not achieve market acceptance.

Our anticipated revenue model includes software licensing, telehealth infrastructure services, and coordinated healthcare service platforms. Healthcare providers and patients may be reluctant to adopt new technologies or alter established clinical workflows. Pricing structures, reimbursement limitations, and integration challenges may limit adoption. Even if technically successful, our platform may fail to achieve commercial acceptance.

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Our artificial intelligence models may not perform as intended.

Our AI modules are in development and have not undergone clinical validation studies. Machine learning models may produce inaccurate, incomplete, or biased outputs. Errors in predictive modeling or imaging analysis could limit provider trust, impair adoption, or expose us to liability claims. The performance of AI models depends on data quality, model training methodologies, and ongoing monitoring, which may require substantial resources.

Our AI software may be classified as regulated medical device software.

Certain aspects of our AI modules, including predictive modeling and imaging analysis tools, may be deemed to constitute regulated medical device software in some jurisdictions. If so classified, we may be required to obtain regulatory clearance prior to commercialization. The regulatory approval process can be lengthy, uncertain, and costly. Failure to obtain required approvals could prevent us from commercializing our platform.

The healthcare industry is highly regulated and subject to change.

Healthcare and telehealth operations are subject to extensive regulation at the local, national, and international levels. Regulatory requirements may include provider licensing, telemedicine compliance, patient data protection laws, and consumer protection standards. Regulatory frameworks governing artificial intelligence in healthcare are evolving and may impose additional requirements in the future. Changes in regulatory standards could increase compliance costs or restrict our business model.

We may face medical liability exposure.

Although our AI modules are intended to function as decision-support tools, errors or misinterpretation of outputs could contribute to adverse clinical outcomes. We may face claims alleging that our technology contributed to patient harm. Even if such claims lack merit, defending against them could be costly and damage our reputation.

We face intense competition.

The digital health, AI healthcare analytics, and telehealth industries are highly competitive. Many competitors have significantly greater financial resources, longer operating histories, established provider relationships, regulatory approvals, and clinical validation data. Larger companies may be able to devote greater resources to research and development, marketing, and pricing strategies. We may be unable to compete effectively.

Our patent protection is limited to a single foreign jurisdiction.

We currently hold issued patents registered with the Autonomous Service of Intellectual Property (SAPI) in the Bolivarian Republic of Venezuela relating to certain artificial intelligence healthcare analytics technologies. We do not currently hold issued patents in the United States or other major jurisdictions. As a result, our intellectual property protection is geographically limited.

Competitors operating outside of Venezuela may develop, use, or commercialize similar technologies without infringing our patents. Our inability to obtain patent protection in additional jurisdictions could materially limit our competitive position and commercialization strategy.

The enforceability and practical value of our Venezuelan patents may be limited.

Although we hold issued patents in Venezuela, enforcement of intellectual property rights in that jurisdiction may be subject to legal, economic, and political uncertainties. Patent enforcement proceedings may be costly, time-consuming, and uncertain in outcome. Even if enforcement actions are successful, remedies may be limited or difficult to obtain.

Accordingly, our patents may not provide meaningful protection against unauthorized use of our technology.

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Our patents may be challenged, invalidated, or circumvented.

Issued patents may be subject to challenge, opposition, invalidation, or design-around strategies by third parties. Competitors may develop alternative technologies that do not infringe our patents or may seek to invalidate our patent claims.

If our patents are successfully challenged or circumvented, our competitive position could be materially adversely affected.

Our patent claims may not be as broad as we believe.

The scope of patent protection depends on the specific claims granted. Even if patents are issued, the claims may be narrow and may not cover commercially valuable implementations of artificial intelligence-based healthcare analytics systems.

As a result, our patents may not prevent competitors from developing similar technologies.

We may be unable to obtain patent protection in additional jurisdictions.

We may seek to pursue patent protection in additional jurisdictions, including the United States and other international markets; however, there can be no assurance that such applications will be filed, approved, or commercially viable. Patent prosecution can be expensive and time-consuming, and we may lack sufficient financial resources to pursue international protection.

Failure to obtain broader geographic patent protection could materially limit our ability to protect our intellectual property outside Venezuela.

Our patents do not constitute regulatory approval.

The issuance of patents does not constitute regulatory approval of our technology for medical use. Our artificial intelligence modules remain in development and have not been approved or cleared by any healthcare regulatory authority. Patent protection does not eliminate the need for regulatory compliance, clinical validation, or other approvals required for commercialization.

We may be subject to intellectual property infringement claims.

We operate in industries characterized by extensive intellectual property activity. Third parties may assert that our technology infringes their proprietary rights. Defending against such claims may require significant financial and management resources and could result in injunctions, licensing fees, or the need to modify our technology.

Our use of open-source software may create additional risks.

We may incorporate open-source software components into our platform. Certain open-source licenses may impose restrictions on commercialization or require public disclosure of source code. Failure to comply with open-source obligations could expose us to legal claims or operational limitations.

We may face data privacy, cybersecurity, and data transfer risks.

Our business model contemplates the processing of healthcare and other sensitive personal information. Data breaches, cybersecurity incidents, or non-compliance with data protection laws could result in regulatory penalties, litigation, reputational damage, and loss of customer trust. Cross-border data transfer restrictions may further complicate international operations.

Our expansion into foreign markets involves additional risks.

We intend to pursue opportunities in Latin America, including potential expansion into Colombia. International operations involve risks including political instability, regulatory uncertainty, currency fluctuations, foreign tax regimes, compliance with local healthcare laws, and economic volatility. We have no operating history in any foreign jurisdiction.

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We depend on key personnel.

Our operations currently depend primarily on the services of our sole officer and director. The loss of this individual could materially impair our ability to execute our business plan. We do not currently maintain key person insurance.

Our majority stockholder controls the Company.

Following the change of control, our majority stockholder beneficially owns a controlling interest in our outstanding common stock. As a result, this individual has the ability to control the outcome of matters submitted to stockholders for approval, including the election of directors and approval of significant corporate transactions. This concentration of ownership may discourage change-of-control transactions that other stockholders may view as beneficial.

Our common stock may be volatile and illiquid.

As a development-stage company with no revenue, our common stock may experience significant price volatility. Trading volume may be limited, and there can be no assurance of an active trading market. Market price fluctuations may be unrelated to our operating performance.

Future issuances of common stock may result in dilution.

We may issue additional shares of common stock to raise capital or in connection with strategic transactions. Any such issuance may result in dilution to existing stockholders.

Our planned corporate name and symbol change is subject to approval.

We intend to seek approval to change our corporate name and trading symbol to reflect our new business direction. Such actions require approval by the Nevada Secretary of State and review by FINRA. There can be no assurance as to the timing or approval of such actions.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion and analysis should be read in conjunction with the Company’s audited financial statements for the year ended December 31, 2025, and the unaudited financial statements for the quarter ended September 30, 2025, included in the Company’s previously filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, respectively.

Overview

Prior to the transactions described in this Current Report on Form 8-K, the Company had ceased its prior business operations and operated as a shell company, as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended. The Company had no active business operations and generated no revenue.

On February 17, 2026, the Company completed the acquisition of certain technology assets relating to an artificial intelligence-based healthcare analytics platform and telehealth and care coordination infrastructure. As a result of this acquisition and the related change in control, the Company has transitioned from shell company status and intends to operate as a development-stage digital health technology company.

The Company has not generated revenue from its current business operations and remains in the development stage.

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Results of Operations

Year Ended December 31, 2025

For the year ended December 31, 2025, the Company generated no revenue. Operating expenses consisted primarily of general and administrative expenses, including professional fees, accounting and audit costs, legal fees, and corporate compliance expenses associated with maintaining public company reporting status.

The Company incurred a net loss for the year ended December 31, 2025. The net loss was attributable primarily to operating expenses and the absence of revenue.

Nine Months Ended September 30, 2025

For the nine months ended September 30, 2025, the Company generated no revenue. Operating expenses continued to consist primarily of professional fees and general administrative costs.

The Company incurred a net loss for the nine months ended September 30, 2025, due to the absence of revenue and ongoing public company expenses.

Because the Company has not yet commenced revenue-generating operations, management does not believe that historical period-to-period comparisons are meaningful indicators of future operating performance.

Liquidity and Capital Resources

As of the most recent reporting period, the Company had limited cash resources and no recurring revenue. Historically, the Company has financed operations through the issuance of equity securities and advances from related parties.

The Company’s future liquidity requirements will depend on numerous factors, including:

•	Completion of platform development;
•	Regulatory compliance efforts;
•	Establishment of strategic partnerships;
•	Working capital requirements;
•	General corporate expenses.

The Company anticipates that it will require additional capital to fund development, operational infrastructure, regulatory compliance, and general administrative expenses. There can be no assurance that additional financing will be available on acceptable terms, or at all.

The issuance of 12,000,000 shares of common stock in connection with the asset acquisition was issued at par value and did not generate cash proceeds.

Going Concern

The Company has not generated revenue and has incurred recurring operating losses. The Company’s ability to continue as a going concern is dependent upon its ability to raise additional capital and achieve profitable operations. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Management intends to address this risk by pursuing capital raising activities and advancing development of its technology platform; however, there can be no assurance that these efforts will be successful.

Impact of the Asset Acquisition

On February 17, 2026, the Company acquired certain technology assets in exchange for the issuance of 12,000,000 shares of restricted common stock. The Company did not assume any liabilities in connection with the transaction.

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The acquired assets consist of proprietary software code, analytical models, and related intellectual property. The assets are expected to form the basis of the Company’s future operations; however, the Company has not commenced commercial deployment.

Because the acquired assets are in development and have not generated revenue, the acquisition did not result in immediate operating cash flow.

Off-Balance Sheet Arrangements

As of the date of this report, the Company does not have any off-balance sheet arrangements, as defined in Item 303 of Regulation S-K.

Critical Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets, liabilities, and expenses. Because the Company is in the development stage and has limited operations, management believes that there are no complex accounting estimates requiring significant judgment beyond standard public company reporting requirements.

Internal Controls

As previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, management identified material weaknesses in internal control over financial reporting due to limited accounting personnel and lack of segregation of duties. Management intends to address these weaknesses as resources permit; however, remediation may require additional personnel and financial investment.

PROPERTIES

The Company does not own any real property. The Company’s principal executive offices are located at 30 North Gould Street, Suite R, Sheridan, Wyoming 82801. The Company utilizes this address pursuant to a virtual office arrangement. The Company does not currently maintain any leased office space and does not own any operational facilities.

The Company anticipates that, as operations expand, it may enter into commercial lease agreements or service arrangements for office space in jurisdictions where it conducts business; however, no such arrangements are currently in place.

LEGAL PROCEEDINGS

The Company is not currently a party to any material legal proceedings. From time to time, the Company may become involved in ordinary course legal matters; however, as of the date of this report, management is not aware of any pending or threatened litigation that would have a material adverse effect on the Company’s business, financial condition, or results of operations.

MARKET INFORMATION FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Market Information

The Company’s common stock is quoted on the OTC Markets under the symbol CCTC. The Company’s securities are not listed on any national securities exchange.

The market for the Company’s common stock is limited and trading volume may be sporadic.

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Holders of Record

As of December 31, 2025, there were 149 holders of record of the Company’s common stock, based on records maintained by the Company’s transfer agent, VStock Transfer, LLC.

As of February 17, 2026, after giving effect to the issuance of 12,000,000 shares of common stock in connection with the Asset Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K, the Company has 56,296,895 shares of common stock issued and outstanding.

Because many shares are held in street name through brokerage accounts, the actual number of beneficial holders is likely greater than the number of holders of record.

Dividends

The Company has never declared or paid any cash dividends on its common stock. The Company currently intends to retain any future earnings to fund the development and growth of its business and does not anticipate paying dividends in the foreseeable future.

Recent Sales of Unregistered Securities

On February 17, 2026, the Company issued 12,000,000 shares of restricted common stock to Kevin Rodan Levy pursuant to the Asset Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Other than the issuance described above, the Company has not issued any equity securities during the period covered by this report.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s director and executive officer as of the date of this report:

Name	Age	Position
Kevin Rodan Levy	31	Chief Executive Officer, President, Chief Financial Officer, Secretary, Treasurer and Sole Director

Biography of Dr. Levy:

Kevin Rodan Levy: since 2021, Dr. Levy, age 31, has served as Chief Executive Officer of Grupo Casamed 18 C.A., a healthcare services company, where he has overseen healthcare service operations and development initiatives. He has also served as Chief Executive Officer of EmpleUp, a recruitment and human capital platform. His professional experience includes healthcare delivery management, healthcare operations, and the development of technology-enabled service platforms.

Dr. Levy earned his medical degree (Médico Cirujano) from Universidad Central de Venezuela – Escuela José María Vargas in January 2020. From January 2021 through December 2021, he served as a Rural Physician at Ambulatorio Rosario Milano in San Antonio de los Altos, Venezuela.

Dr. Levy completed a Master of Business Administration (MBA) at Instituto de Estudios Superiores de Administración (IESA), in April 2025. His additional professional training includes advanced cardiac life support certification through the American Heart Association, coursework in artificial intelligence applications in healthcare, medical imaging interpretation, leadership development, and financial market analysis.

The Company believes Dr. Levy’s combined background in clinical medicine, healthcare operations, business administration, and technology-focused training, including artificial intelligence applications relevant to healthcare analytics and digital health platforms, qualifies him to serve as the Company’s Chief Executive Officer and sole Director.

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Family Relationships

There are no family relationships between Dr. Levy and any director or executive officer of the Company.

Legal Proceedings

Dr. Levy has not been involved in any legal proceedings required to be disclosed pursuant to Item 401(f) of Regulation S-K.

EXECUTIVE COMPENSATION

Because the Company qualifies as a smaller reporting company, the following summary compensation information is provided for the Company’s sole executive officer for the fiscal year ended December 31, 2025.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Compensation ($)	All Other Compensation ($)	Total ($)
Kevin Rodan Levy, Chief Executive Officer	2025	0	0	0	0	0	0	0

Dr. Levy was appointed as Chief Executive Officer and sole Director effective February 17, 2026. He did not receive any compensation from the Company during the fiscal year ended December 31, 2025.

As of the date of this report, Dr. Levy is not receiving cash compensation from the Company and has not entered into an employment agreement with the Company.

The issuance of 12,000,000 shares of restricted common stock to Dr. Levy pursuant to the Asset Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K was issued as consideration for the acquisition of certain assets and was not issued as compensation for services.

The Company has not adopted any equity incentive plan, pension plan, or other compensatory arrangement.

The Company may enter into employment or compensation arrangements with executive officers in the future; however, no such arrangements are currently in effect.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of February 17, 2026, after giving effect to the issuance of 12,000,000 shares of common stock in connection with the Asset Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K.

As of such date, there were 56,296,895 shares of common stock issued and outstanding.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, and includes shares over which a person exercises voting or investment power.

Unless otherwise indicated, the address of each beneficial owner is c/o Catalyst Crew Technologies Corp., 30 North Gould Street, Suite R, Sheridan, Wyoming 82801.

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Beneficial Ownership Table

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Outstanding Common Stock
Kevin Rodan Levy (1)	40,000,000	71.1%
All directors and executive officers as a group (1 person)	40,000,000	71.1%

(1)

Includes (i) 28,000,000 shares of common stock acquired from Andrew Gaudet pursuant to the Affiliate Stock Purchase Agreement described in Item 5.01 of this Current Report on Form 8-K, and (ii) 12,000,000 shares of restricted common stock issued pursuant to the Asset Purchase Agreement described in Item 1.01 of this Current Report on Form 8-K.

Five Percent Stockholders

Based on information available to the Company, there are no other beneficial owners of more than five percent (5%) of the Company’s outstanding common stock as of February 19, 2026.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following is a description of transactions since January 1, 2025, to which the Company was a party and in which the amount involved exceeded $120,000 or in which a related person had a direct or indirect material interest.

Asset Purchase Agreement

On February 17, 2026, the Company entered into an Asset Purchase Agreement (the “APA”) with Kevin Rodan Levy, the Company’s Chief Executive Officer and sole Director. Pursuant to the APA, the Company acquired certain intellectual property and related assets associated with (i)  the artificial intelligence-enabled healthcare analytics system (the “AI Healthcare Platform”) and (ii) the technology-enabled healthcare services coordination platform (the “Healthcare Services Platform”), together with related intellectual property (collectively, the “Acquired Assets”).

As consideration for the Acquired Assets, the Company issued to Dr. Levy 12,000,000 shares of its restricted common stock, par value $0.0001 per share. The shares were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The Company did not assume any liabilities in connection with the transaction.

Because Dr. Levy is an executive officer and director of the Company, the transaction constitutes a related-party transaction.

The foregoing description of the APA is qualified in its entirety by reference to the APA, which is filed as an exhibit to this Current Report on Form 8-K.

Affiliate Stock Purchase Agreement

On February 17, 2026, Kevin Rodan Levy acquired 28,000,000 shares of the Company’s common stock from Andrew Gaudet pursuant to an Affiliate Stock Purchase Agreement. The aggregate purchase price for the shares was $10,000 in cash, paid from Dr. Levy’s personal funds.

As a result of this transaction, Dr. Levy became the Company’s majority stockholder, beneficially owning approximately 71.1% of the Company’s outstanding common stock after giving effect to the issuance of shares under the APA described above.

The stock purchase transaction resulted in a change in control of the Company.

The Company was not a party to the Affiliate Stock Purchase Agreement; however, the transaction resulted in a change in control and involved a related person, and therefore is disclosed herein.

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Other Related-Party Transactions

Other than the transactions described above, there have been no transactions since January 1, 2025, in which the Company was or is to be a participant and in which any related person had or will have a direct or indirect material interest.

DESCRIPTION OF SECURITIES

The following summary describes the material terms of the Company’s capital stock. This summary is qualified in its entirety by reference to the Company’s Articles of Incorporation and Bylaws, as amended, which are incorporated by reference as exhibits to this Current Report on Form 8-K.

Authorized Capital Stock

The Company is authorized to issue One Billion (1,000,000,000) shares of capital stock, consisting of:

•	700,000,000 shares of common stock, par value $0.0001 per share; and
•	300,000,000 shares of preferred stock, par value $0.0001 per share, issuable in one or more series.

Of the authorized preferred stock:

•	10,000,000 shares have been designated as Series A Preferred Stock; and
•	10,000,000 shares have been designated as Series B Preferred Stock.

As of February 19, 2026:

•	56,296,895 shares of common stock are issued and outstanding;
•	No shares of preferred stock are issued or outstanding.

Common Stock

Voting Rights

Each holder of common stock is entitled to one non-cumulative vote per share on all matters submitted to a vote of stockholders. The Company’s Articles of Incorporation do not provide for cumulative voting.

Dividend Rights

Holders of common stock are entitled to receive ratably such dividends, if any, as may be declared by the Board of Directors out of legally available funds, subject to any preferential dividend rights of any outstanding preferred stock.

The Company has not paid any dividends and currently intends to retain earnings, if any, for the operation and expansion of its business.

Liquidation Rights

Upon liquidation, dissolution, or winding up of the Company, holders of common stock are entitled to share ratably in all assets legally available for distribution after payment of liabilities and the liquidation preference of any outstanding preferred stock.

Preemptive Rights

Holders of common stock have no preemptive rights to acquire additional shares of common stock or any other securities.

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Conversion, Redemption, and Other Rights

The common stock is not subject to redemption and carries no subscription or conversion rights. All issued and outstanding shares of common stock are fully paid and non-assessable.

Preferred Stock

The Board of Directors has authority, without further stockholder approval (subject to applicable law), to issue preferred stock in one or more series and to fix the designation, powers, preferences, rights, qualifications, limitations, and restrictions of each series.

As of the date of this report, no shares of preferred stock are issued or outstanding.

Series A Preferred Stock

The Series A Preferred Stock:

•	Ranks senior to all common stock and any other class specifically designated as junior;
•	Does not have voting rights;
•	Is entitled to dividends at an annual rate of 3% of the Original Issue Price, payable quarterly when and if declared by the Board;
•	Dividends cease to accrue upon conversion.

Each share of Series A Preferred Stock is convertible at the option of the holder after the one-year anniversary of issuance into common stock at a conversion price of $1.00 per share (subject to adjustment).

Series B Preferred Stock

The Series B Preferred Stock:

•	Ranks senior to all common stock and pari passu with Series A Preferred Stock;
•	Does not have voting rights;
•	Is convertible at the option of the holder after the one-year anniversary of issuance at a conversion price of $1.00 per share (subject to adjustment);
•	Requires a one-year holding period prior to conversion.

Following expiration of the hold period, the Board of Directors may, in its discretion, issue bonus shares of restricted common stock equal to the number of Series B Preferred Shares held divided by the conversion price.

Anti-Takeover Considerations

The Company’s authorized but unissued common and preferred stock may be issued by the Board of Directors without stockholder approval (subject to applicable law). Such authority could be used to deter a hostile takeover or delay a change in control.

The Company may also reserve shares for issuance pursuant to stock purchase rights or similar arrangements commonly referred to as “poison pill” plans; however, no such plan is currently in effect.

Indemnification of Directors and Officers

The Company’s Articles of Incorporation and Bylaws provide for the indemnification of officers and directors to the fullest extent permitted by the Nevada Revised Statutes (“NRS”).

Pursuant to NRS 78.138, directors and officers are not personally liable for damages for breach of fiduciary duty unless it is proven that the breach involved intentional misconduct, fraud, or a knowing violation of law.

The Company may advance defense costs to officers and directors subject to receipt of an undertaking to repay such amounts if it is ultimately determined that indemnification is not permitted.

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Transfer Agent

The transfer agent and registrar for the Company’s common stock is VStock Transfer, LLC.

Item 9.01 – Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The acquisition described in Item 2.01 of this Current Report on Form 8-K was determined to be an acquisition of assets and not a business as defined under Rule 11-01(d) of Regulation S-X. Accordingly, financial statements of a business acquired pursuant to Rule 3-05 of Regulation S-X are not required.

(b) Pro Forma Financial Information

Because the transaction was accounted for as an asset acquisition and did not constitute a business combination, pro forma financial information pursuant to Article 11 of Regulation S-X is not required.

(c) Financial Statements of the Registrant

The financial statements required by Form 10 are incorporated herein by reference to:

•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2025; and
•	The Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated February 17, 2026, by and between Catalyst Crew Technologies Corp. and Kevin Rodan Levy.*
10.2	Intellectual Property Assignment Agreement, dated February 17, 2026, by and between Catalyst Crew Technologies Corp. and Kevin Rodan Levy.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST CREW TECHNOLOGIES CORP.

Dated: February 25, 2026	By:	/s/ Kevin Rodan Levy
Kevin Rodan Levy
Chief Executive Officer and Director

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